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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 1997



                             CCA Prison Realty Trust
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            (Exact name of registrant as specified in its charter)

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
           Maryland                          1-13049                       62-1689525
(State or other jurisdiction        (Commission File Number)            (I.R.S. Employer
       of organization)                                                Identification No.)
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      2200 Abbott Martin Road, Suite 201
            Nashville, Tennessee                                37215
--------------------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:    (615) 460-7452
                                                    ----------------------------




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Item 2.   Acquisition of Assets.

     On July 18, 1997, CCA Prison Realty Trust, a Maryland real estate investment trust (the "Company") acquired the following nine correctional and detention facilities from Corrections Corporation of America, a Tennessee corporation ("CCA"), and certain of its subsidiaries for an aggregate purchase price of $308.1 million:

   Houston Processing Center located in Houston, Texas;
   Laredo Processing Center located in Laredo, Texas;
   Bridgeport Pre-Parole Transfer Facility, located in Bridgeport, Texas; Mineral Wells Pre-Parole Transfer Facility, located in Mineral Wells, Texas; West Tennessee Detention Facility, located in Mason, Tennessee;
   Leavenworth Detention Center, located in Leavenworth, Kansas;
   Eloy Detention Center, located in Eloy, Arizona;
   Central Arizona Detention Center, located in Florence, Arizona; and
   T. Don Hutto Correctional Center, located in Taylor, Texas.

Additionally, on July 28, 1997, the Company exercised its option to purchase the Northeast Ohio Correctional Center, located in Youngstown, Ohio from CCA. The Company acquired the Northeast Ohio Correctional Center from CCA for a purchase price of $70.1 million. The Company purchased a 100% interest in the real property and all tangible personal property associated with each of the facilities from CCA. The real and personal property associated with each of the facilities was used by CCA in the ownership and operation of correctional and detention facilities. The Company will continue to use the property in the same manner by leasing each of the facilities back to CCA who will use the property in the operation of correctional and detention facilities.

     The purchase price of all of the facilities except for the T. Don Hutto Correctional Center and the Northeast Ohio Correctional Center was based on an evaluation of the current and anticipated cash flows and operating results of the facilities. Because the T. Don Hutto Correctional Center and the Northeast Ohio Correctional Center were completed in January and June of 1997, respectively, the purchase prices were calculated as CCA's approximate cost of developing, constructing and equipping the facility, plus 5% of such costs. The source of funds for the purchase price of the facilities from CCA was a portion of the Company's sale of an aggregate of 21,275,000 common shares in its initial public offering.

     Simultaneously with the acquisition of each of the facilities by the Company, the Company entered into agreements with CCA to lease the facilities back to CCA pursuant to long-term, non-cancelable triple net leases which require CCA to pay all operating expenses, taxes, insurance and other costs. All of the leases provide for base rent with certain annual escalations and have primary terms ranging from 10-12 years which may be extended at the fair market rates for three additional five-year periods upon the mutual agreement of the Company and CCA.

     Doctor R. Crants is the chairman of the Board of Directors and Chief Executive Officer of CCA and the Chairman of the Board of Trustees of the Company. D. Robert Crants, III, President and a member of the Board of Trustees of the Company, is the son of Doctor R. Crants. Doctor R. Crants and D. Robert Crants, III, as well as certain other trustees or officers of the Company or directors or officers of CCA, may also own, directly or indirectly, shares in both companies.



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Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

     a. Financial Statements of Businesses Acquired. Pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company hereby incorporates by reference the consolidated financial statements included in its Prospectus filed with the Commission pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"), via EDGAR on July 15, 1997, Registration No. 333-25727.

     b. Pro Forma Financial Information. Pursuant to Rule 12b-23 of the Exchange Act the Company hereby incorporates by reference the pro-forma financial statements included in its Prospectus filed with the Commission pursuant to Rule 424(b)(1) of the Securities Act via EDGAR on July 15, 1997, Registration No. 333-25727.

     c.   Exhibits

          1. Pursuant to Rule 12b-32 of the Securities Exchange Act of 1934, as amended, the Company hereby incorporates by reference the following exhibits to its Registration Statement on Form S-11 and S-3 as filed with the Commission, Registration No. 333-25727:

               (a) Exhibit 2 - Agreement of Sale and Purchase Between the Company and CCA;

               (b) Exhibit 10.1(a) - Option Agreement Between the Company and CCA with respect to the Northeast Ohio Correctional Center;

               (c) Exhibit 10.2 - Form of Master Agreement to Lease Between the Company and CCA; and

               (d) Exhibit 10.3 - Form of Lease Between the Company and CCA with respect to the Leased Properties.

          2. Lease Agreement Between the Company and CCA with respect to the Northeast Ohio Correctional Center.

          3. News Release dated July 15, 1997 regarding the pending purchase of nine correctional and detention facilities by the Company from CCA.

          4. News Release dated July 29, 1997 regarding the purchase of the Northeast Ohio Correctional Center by the Company from CCA.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            CCA PRISON REALTY TRUST



                                            By:  /s/ D. Robert Crants, III
                                                 -------------------------------
                                                 Name: D. Robert Crants, III
                                                 Title: President

Date: August 4, 1997











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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549











                             CCA PRISON REALTY TRUST





                                    EXHIBITS
                              TO CURRENT REPORT ON
                          FORM 8-K DATED JULY 18, 1997










                                                  Commission File Number 1-13049






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                                  Exhibit Index
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
Exhibit No.                   Description                                 Page No.
-----------                   -----------                                 --------
         Exhibits 10.1 - 10.4 are incorporated by reference to the Company's Registration Statement on Forms S-11 and S-3 as filed with the Commission, Registration No. 333-25727.


10.1     Exhibit 2 - Agreement of Sale and Purchase Between the
         Company and CCA;                                                   --

10.2     Exhibit 10.1(a) - Option Agreement Between the Company
         and CCA with respect to the Northeast Ohio
         Correctional Center;                                               --

10.3     Exhibit 10.2 - Form of Master Agreement to Lease
         Between the Company and CCA;                                       --

10.4     Exhibit 10.3 - Form of Lease Between the Company and CCA
         with respect to the Leased Properties;                             --

10.5     Lease Agreement Between the Company and CCA
         with respect to the Northeast Ohio Correctional Center;           E-1

99.1     News Release dated July 15, 1997 regarding the pending
         purchase of nine correctional and detention facilities by
         the Company from CCA;                                             E-10

99.2     News Release dated July 29, 1997 regarding the purchase of the
         Northeast Ohio Correctional Center by the Company from CCA        E-12

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